EXHIBIT 10.33

Omnibus Amendment and Consent Agreement

THIS OMNIBUS AMENDMENT AND CONSENT AGREEMENT, dated as of December 19, 2025
(this “Amendment”), is by and among SOLAR TECHNOLOGY LLC, a Delaware limited liability company, as Lessee and Construction Agent (the “Lessee” or “Construction Agent”); CORNING INCORPORATED, a New York corporation, as Guarantor (the “Guarantor”); BA LEASING BSC, LLC, a Delaware limited liability company, as Lessor (the “Lessor”); BANK OF AMERICA, N.A., not in its individual capacity, but solely as Administrative Agent (in such capacity, the “Administrative Agent”); and the Persons listed on the signature pages hereto as Participant Interest Parties (each a “Participant Interest Party” and collectively, the “Participant Interest Parties”).

WHEREAS, Lessee, Lessor, Administrative Agent and the Participant Interest Parties are parties to that certain Transaction Agreement, dated as of March 12, 2024 (as amended by that certain First Amendment to Transaction Agreement, dated as of July 31, 2024, and as further amended, amended and restated, modified and/or otherwise supplemented from time to time, the “Transaction Agreement”);

Whereas, Lessee and Lessor are parties to that certain Lease, Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of March 12, 2024 (as amended, amended and restated, modified and/or otherwise supplemented from time to time, the “Lease”);

WHEREAS, Guarantor is party to that certain Guaranty, dated as of March 12, 2024 (as amended, amended and restated, modified and/or otherwise supplemented from time to time, the “Guaranty”), in favor of the Beneficiaries (as defined therein);

WHEREAS, Lessee has requested that Lessor, the Participant Interest Parties and Administrative Agent amend certain terms set forth in the Transaction Agreement and the Lease, and Lessor and Administrative Agent are willing to amend such terms, on the terms and conditions set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by and among the parties hereto as follows:

Section 1. Definitions; Incorporation of Recitals. Each capitalized term used but not otherwise defined herein has the meaning assigned to it in Appendix 1 to the Transaction Agreement. Any reference herein to any Operative Document or to any other defined term shall mean and be a reference to such Operative Document or defined term as set forth in the Transaction Agreement or such other Operative Document. Each reference in this Amendment to the Operative Documents, or to any individual Operative Document, shall mean the Operative Documents or such individual Operative Document as amended or otherwise modified by this

Amendment. All of the Recitals to this Amendment, including the terms defined therein, are hereby made a part of the agreements contained herein as if fully set forth herein. This Amendment shall be an Operative Document.

Section 2. Amendments to the Operative Documents. From and after the date of this Amendment, but subject to the satisfaction of the conditions set forth in Section 6, each of Lessee, Lessor, the Participant Interest Parties and Administrative Agent hereby agree that the Operative Documents shall be amended as follows:

(a)The last sentence of Section 3.2(b) of the Transaction Agreement is hereby deleted in its entirety.

(b)Each reference to “Completion Date” in Section 3.2(b) of the Transaction Agreement is hereby deleted and “Base Term Commencement Date” is substituted therefor.

(c)Section 5.2 of the Transaction Agreement is hereby deleted and the following is substituted therefor:

Section 5.2. Amounts Due Under Lease. Anything else herein or elsewhere to the contrary notwithstanding, it is the intention of Lessee and the Participants that: (i) the amount and timing of installments of Basic Rent due and payable from time to time under the Lease shall be equal to the aggregate payments due and payable as Yield on the Lease Balance; (ii) if Lessee elects the Early Termination Option, the Purchase Option or becomes obligated or otherwise elects to purchase the Leased Property under the Lease, the Lease Balance, all accrued and unpaid Yield thereon, any Fees and all other obligations of Lessee owing to the Participants shall be paid in full by the Lessee; (iii) if Lessee properly elects the Sale Option with respect to the Leased Property and subject to Articles XX and XXI of the Lease, Lessee shall only be required to pay to the Administrative Agent the proceeds of the sale of the Leased Property, the Sale Option Recourse Amount with respect to the Leased Property and any amounts due pursuant to Section 20.2 of the Lease, together with all other amounts due and payable as Supplemental Rent, but subject to the right of the parties with respect to the Gross Proceeds as set forth at Section 5.3(d); and (iv) upon an Event of Default resulting in an acceleration of the Lessee’s obligations to purchase the Leased Property under the Lease, the amounts then due and payable by the Lessee under the Lease or the Construction Agency Agreement on a recourse basis shall include all amounts necessary to pay in full the Lease Balance.

(d)Section 5.3(a) of the Transaction Agreement is hereby deleted and the following is substituted therefor:

Section 5.3. Distribution. (a) Each payment of Basic Rent (and any payment of interest on overdue installments of Basic Rent) and during the Commitment Period each Advance for Capitalized Yield received by the Administrative Agent shall be distributed by the Administrative Agent on a pro rata basis to the Participants, in accordance with, and for application to, the amount of Yield then due on the Participant Interest Contribution Amount and the Lessor Amount, as well as any overdue interest due to each Participant Interest Party or Lessor (to the extent permitted by Applicable Laws).

(e)Each reference to “Facility Completion Date” in Article VII of the Transaction Agreement is hereby deleted and “Final Completion Date” is substituted therefor.

(f)The definitions of “Basic Rent”, “Base Term Commencement Date” and Commitment Period set forth in Appendix 1 to the Transaction Agreement are hereby deleted and the following definitions are substituted therefor:

“Base Term Commencement Date” means December 26, 2025.

“Basic Rent” means, for any Payment Date on which Basic Rent is due, an amount equal to the sum of the aggregate amount of Yield payable under the Operative Documents on such date on the Participant Interest Contribution Amount and the Lessor Amount in respect of the applicable Interest Period.

“Commitment Period” means a period commencing on the Document Closing Date and ending on the earlier of (i) the Base Term Commencement Date, (ii) the Outside Completion Date or (iii) the date an Insolvency Event occurs.

(g)The definitions of “Accrual Rent” and “Capital Rent” set forth in Appendix 1 to the
Transaction Agreement are hereby deleted in their entirety.

(h)A new Section 2.7 to the Lease is hereby inserted immediately following Section
2.6 thereof as follows:

Section 2.7. Completion of the Construction. Lessee shall cause (a) the Final Completion Work to be completed and (b) all final certificates of occupany necessary for use and occupation of the Facility to be issued, in each case, not later than June 30, 2026, whether using the proceeds of the Completion Date Advance made on December 26, 2025 or from its own funds. Title to all portions of the Facility shall be vested in the Lessor.

Section 3. Consent. Subject to the satisfaction of the conditions precedent set forth in Section 6 of this Amendment and in reliance of the representations and warranties in Section 5 of this Amendment, notwithstanding Section 18.1 of the Lease, the Lessor and the Participant Interest Parties hereby consent to a partial repayment by Lessee of the Lease Balance on December 26, 2025 (the “Partial Prepayment Date”) in the amount of $315,000,000.00 (the “Partial Prepayment Amount”). Upon receipt by the Administrative Agent of the Partial Prepayment Amount, the Administrative Agent shall apply the Partial Prepayment Amount on a pro rata basis on the Participants’ respective shares of the Lease Balance and shall, on the Partial Prepayment Date, promptly pay to each Participant its respective portion of the Partial Prepayment Amount received from Lessee.

Section 4. Proceeds from Completion Date Advance. The parties hereto hereby agree that all proceeds from the Completion Date Advance which are not applied to Project Costs on the related Advance Date shall be deposited into an escrow account maintained with JPMorgan Chase Bank, N.A., as escrow agent and shall be distributed for future application to Project Costs subject to the terms and conditions set forth in Section 3.2(b) of the Transaction Agreement.

Section 5. Waiver. The parties hereto hereby agree that the thirty (30) day written notice requirement related to the Completion Date Advance, as required by Section 3.2(b) of the Transaction Agreement, shall be waived, and this Amendment shall instead be deemed to serve as written notice and intention for the Completion Date Advance in the amount of $55,676,277.69 to be made on the Base Term Commencement Date in satisfaction of Section 3.2(b).

Section 6.    Representations.

(a)Lessee by its execution of this Amendment hereby represents and warrants to the parties hereto that, as of the date hereof and as of the effectiveness of this Amendment:
(i)Lessee has the power and authority, and the legal right, to execute, deliver and perform this Amendment; and the execution, delivery and performance of this Amendment has been duly authorized by Lessee by all necessary action (company and other);

(ii)this Amendment has been duly and validly executed and delivered by Lessee and constitutes a legal, valid and binding obligation of Lessee, enforceable against Lessee in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

(iii)each of the representations and warranties of Lessee in Section 8.2 of the Transaction Agreement and in each of the other Operative Documents are true and correct in all material respects, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects on and as of such earlier date;
(iv)Construction of the Facility and the Final Completion Date are capable of occurring prior to June 30, 2026; and

(v)there has been no Default, Event of Default, Event of Loss or Significant Environmental Event.

(b)Guarantor by its execution of this Amendment hereby represents and warrants to the parties hereto that, as of the date hereof and as of the effectiveness of this Amendment, each of the representations and warranties set forth in Section 7 of the Guaranty are true and correct in all material respects as of the date hereof, except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date.

Section 7. Closing Conditions. This Amendment shall become effective on the date that all of the conditions precedent set forth in this Section 6 are satisfied or otherwise waived in writing by Lessor.
(a)Administrative Agent shall have received executed counterparts of this Amendment from the Participants, Lessee and Guarantor;

(b)No event shall exist that constitutes a Default, an Event of Default, an Event of Loss or a Significant Environmental Event;

(c)Lessee’s representations set forth in Section 6(a) of this Amendment shall be true and correct on and as of the date hereof;

(d)Guarantor’s representations set forth in Section 6(b) shall be true and correct on and as of the date hereof; and

(e)All proceedings taken prior to the date hereof in connection with the transactions contemplated by this Amendment and all documents necessary to the consummation thereof or which are addressed to Lessor prior to the date hereof shall be satisfactory in form and substance to Lessor and its counsel, and all legal matters prior to the date hereof in connection with the transaction contemplated hereby shall be satisfactory to counsel for Lessor.

Section 8. Guarantor Reaffirmation. Guarantor, by its execution of this Amendment, hereby reaffirms its obligations under the Guaranty and waives any defense which might arise due to the execution and delivery of this Amendment and the performance of the terms hereof.

Section 9. Further Assurances. Each of the parties hereto hereby agrees to execute any and all further documents, agreements and instruments and take all further action that may be reasonably requested or be required by law or otherwise, necessary to give effect to this Amendment.

Section 10.    Miscellaneous.

(a)Lessee hereby agrees to pay all actual, out-of-pocket costs and expenses, including reasonable attorneys’ fees, incurred by Lessor in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents, instruments and agreements in connection therewith.

(b)THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED BY THE INTERNAL LAW OF THE STATE OF NEW YORK AS TO ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES, EXCEPT TITLE 14 OF ARTICLE 5 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(c)This Amendment, any Operative Document and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment or any Operative Document (each a “Communication”), including Communications required to be in writing, may, if agreed by Lessor and Administrative Agent, be in the form of an Electronic Record and may be executed using Electronic Signatures, including, without limitation, facsimile and/or .pdf. Each of the parties hereto agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on such Person to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by Administrative Agent, Lessor and each of the Participant Interest Parties of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format for transmission, delivery and/or retention. The Administrative Agent, Lessor and each of the Participant Interest Parties may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic

Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by Administrative Agent pursuant to procedures approved by it; provided, without limiting the foregoing, (a) to the extent Administrative Agent has agreed to accept such Electronic Signature, Administrative Agent, Lessor and each of the Participant Interest Parties shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of Lessee without further verification and (b) upon the request of Administrative Agent, Lessor and each of the Participant Interest Parties, any Electronic Signature shall be promptly followed by such manually executed counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

(d)Sections 15.12 (Submission to Jurisdiction) and 15.13 (Waiver of Jury Trial) of the Transaction Agreement are hereby incorporated herein as if set forth herein.

(e)This Amendment shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns.

(f)Section headings in this Amendment are included for convenience of reference only and are not part of this agreement for any other purpose.

(g)The Required Participants hereby requests and directs Administrative Agent to execute, deliver and perform this Amendment and any other documents, agreements and instruments and take all further action that may be reasonably requested or be required by law or otherwise, necessary to give effect to this Amendment and to take any and all actions as may be necessary or convenient to effect the transactions contemplated hereby and/or thereby.

(h)Except as expressly set forth in this Amendment, nothing herein shall be deemed to entitle Lessee to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Operative Documents in similar or different circumstances. All of the terms and provisions of the Operative Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Omnibus Amendment and Consent Agreement as of the date first written above.

SOLAR TECHNOLOGY LLC, as Lessee and as Construction Agent

By: /s/ Scott Forester     Name: Scott Forester
Title: Vice President

CORNING INCORPORATED, as Guarantor

By: /s/ Stephen C. Propper     Name: Stephen C. Propper
Title: VP & Treasurer

BANK OF AMERICA, N.A., not in its individual capacity, but solely as Administrative Agent

By: /s/ Christine Trotter
Name: Christine Trotter
Title: Vice President

BA LEASING BSC, LLC, as Lessor

By: /s/ John P. White, Sr.
Name: John P. White, Sr.
Title: Vice President

SMBC LEASING AND FINANCE, INC., as Participant Interest Party

By: /s/ Darlene Davis     Name: Darlene Davis
Title: Managing Director

SUMITOMO MITSUI BANKING CORPORATION, as Participant Interest Party

By: /s/ Irlen Mak      Name: Irlen Mak
Title: Executive Director

COMMERZBANK AG, NEW YORK BRANCH, as
Participant Interest Party

By: /s/ Verra Kumalasari      Name: Verra Kumalasari
Title: Director

By: /s/ Daniel Carr      Name: Daniel Carr
Title: Head of Asset Finance, Americas

BANKERS COMMERCIAL CORPORATION, as
Participant Interest Party

By: /s/ Colin Burke      Name: Colin Burke
Title: Vice President

BANK OF CHINA, NEW YORK BRANCH, as
Participant Interest Party

By: /s/ Raymond Qiao      Name: Raymond Qiao
Title: Executive Vice President